CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim Multi-Asset Income ETF

Supplement to the currently effective Summary Prospectus and Prospectus for the above-listed fund (the “Fund”):

The fourth sentence of the first paragraph in the “Principal Investment Strategies” section of the Summary Prospectus is hereby deleted and replaced with the following:

The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts (“ADRs”) paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.

The “Canadian Royalty Trust Risk” subsection in the “Principal Investment Risks” section of the Summary Prospectus is hereby deleted in its entirety.

The fourth sentence of the first paragraph in the “Principal Investment Strategies” subsection in the Fund’s “Summary Information” section of the Prospectus is hereby deleted and replaced with the following:

The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts (“ADRs”) paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.

The “Principal Investment Risks-Canadian Royalty Trust Risk” subsection in the Fund’s “Summary Information” section of the Prospectus is hereby deleted in its entirety.

The first numbered paragraph in the “Index Construction-Zacks Multi-Asset Income Index” subsection in the “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks” section of the Prospectus is hereby deleted and replaced with the following:

1. Potential Index constituents include all U.S. stocks and ADRs that pay dividends, as well as REITs, MLPs, closed-end funds and traditional preferred stocks.

The second numbered paragraph in the “Index Construction-Zacks Multi-Asset Income Index” subsection in the “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks” section of the Prospectus is hereby deleted and replaced with the following:

2. The Index is comprised of approximately the 125 to 150 highest-ranking securities chosen using a rules-based quantitative ranking methodology proprietary to Zacks. Half (50%) or more of the portfolio will consist of dividend-paying common stocks. Closed-end funds are limited to 10% of the portfolio. MLPs may make up one-quarter (25%) of the portfolio. Exposure to all other categories of investment type (ADRs, REITs and preferred stock) other than U.S. common stock are limited to a 20% maximum per investment type. The weight of any one sector is limited to 40% of the Index.

The third numbered paragraph in the “Index Construction-Zacks Multi-Asset Income Index” subsection in the “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks” section of the Prospectus is hereby deleted and replaced with the following:

3. Each company within each investment type is ranked using a quantitative rules-based methodology that includes yield, company growth, liquidity, relative value, momentum and other factors and is sorted from highest to lowest.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

 Please Retain This Supplement for Future Reference

December 1, 2015                                     CVY-COMBO-SUP